                                                                    Exhibit 99.1

NuCO2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email:  investor_relations@nuco2.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE               CONTACTS:   Michael E. DeDomenico
                                                Chairman and CEO
                                                Robert R. Galvin
                                                CFO and Executive Vice President
                                                (772) 221-1754

                     NUCO2 REPORTS RECORD OPERATING RESULTS
                  FOR FOURTH QUARTER AND FULL FISCAL YEAR 2004
                                     ------

STRONG GAINS POSTED IN CUSTOMER ACTIVATIONS, REVENUES, EBITDA, AND PROFITABILITY

STUART, FLORIDA, August 16, 2004 -- NuCO2 Inc. (Nasdaq: NUCO), the largest supplier in the U.S. of bulk CO2 systems and services for carbonating fountain beverages, today reported operating results for the three months and fiscal year ended June 30, 2004. The Company also provided information on the outlook for fiscal 2005.

     The Company achieved its growth, service and profitability targets for
2004, in particular realizing EBITDA of $27.6 million on 6,948 net new customer activations, on target with the Company's guidance of 35% - 40% EBITDA growth and 7,000 net customer activations.

     "Fiscal 2004 was a successful and gratifying year, and NuCO2 is poised for another year of solid growth and profit gains," said Michael E. DeDomenico,
Chairman and CEO. "We are clearly realizing the benefits of our strategic focus on unmatched customer service and supply coupled with NuCO2's unique ability to sign long term contracts with major restaurant chains and franchisees on both a national scale and local level," added Mr. DeDomenico.

FOURTH QUARTER RESULTS

     Net customer activations in the fourth quarter ended June 30, 2004 were
2,696. Total revenues increased 9.2%, to $21.1 million, compared with $19.3 million in the corresponding year-ago period. Gross margin improved to 57.2%, from 53.6% in the year-ago period, and operating income increased to $3.9 million, compared with $2.0 million in the year-ago fourth quarter, a rise of
95.3%. Net income amounted to $1.8 million, compared with $0.3 million a year ago, and fully diluted earnings per share amounted to $0.13, compared with $0.01 a year ago. Also during the quarter, the Company reduced its outstanding debt by
$3.5 million.

Fiscal 2004 Results

     For fiscal 2004, total revenues increased 8.6%, to $80.8 million, compared with $74.4 million in the prior year. Gross margin for the 12-months rose to
55.2%, compared with 52.2% in fiscal 2003, achieving the Company's goal of 55%.
Selling, general and administrative expenses were reduced to $15.7 million, compared with $17.5 million a year earlier, and as a percentage of revenues declined to 19.4%, from 23.5%. Operating income for the year totaled $12.4 million, compared to $2.5 million a year ago, and as a percentage of revenues increased from 3.4% to 15.4%. Net income totaled $2.2 million, compared to a year-ago net loss of $4.9 million, an improvement of $7.1 million.

     EBITDA (earnings before interest, taxes, depreciation and amortization), one of the principal financial measures by which the Company measures its financial performance, continued to improve sequentially in the fourth quarter, the sixth straight quarter it has done so. EBITDA for the quarter amounted to
$7.7 million, a 27.8% increase over the corresponding fourth quarter a year earlier, and 9.5% greater than the preceding quarter. For fiscal 2004, EBITDA amounted to $27.6 million, a 40.2% increase over fiscal 2003.

     The increase in net activations for the year reflects the benefits of 31 master supply agreements NuCO2 entered into with major restaurant chains, including Subway(R) and Burger King(R) signed in 2004 as well as the ongoing impact of Yum!(R) Brands. The Company is actively working on expanding the number of master supply agreements with numerous restaurant chains, including some of the largest operators.

FISCAL 2005 OUTLOOK

     "NuCO2 is well positioned to continue its growth. The market for bulk CO2 systems provides significant growth potential and we have in place the infrastructure to support that growth. In 2004, we strengthened our service and supply platform while ramping up our sales and marketing capabilities. In fiscal
2005, we will further upgrade our selling effectiveness through sales force expansion and marketing process improvements. Our 2005 growth programs will enable significant continuous top-line gains," said Mr. DeDomenico.

     In the current fiscal year ending June 30, 2005, NuCO2 will be accelerating revenue growth and is targeting an increase in EBITDA of 25%.

ABOUT NUCO2

     NuCO2 Inc. is the leading and only national provider of bulk CO2 products and services to the U.S. fountain beverage industry. With service locations within reach of 99% of the fountain beverage users in the Continental U.S.,
NuCO2's experienced professionals comprise the largest network of sales and support specialists in the industry serving national restaurant chains, convenience stores, theme parks and sports and entertainment complexes, among others. NuCO2's revenues are largely derived from the installation, maintenance and rental of bulk CO2 systems and delivery of beverage grade CO2, which are increasingly replacing high pressure CO2, until now the traditional method for carbonating fountain beverages. The technology offers consistent quality, greater ease of operation, and heightened efficiency and safety utilizing permanently installed on-site cryogenic storage tanks. NuCO2 provides systems and services that allow its customers to spend more time serving their customers. Visit the Company's website at WWW.NUCO2.COM.

STATEMENTS CONTAINED IN THIS PRESS RELEASE CONCERNING THE COMPANY'S OUTLOOK,
COMPETITIVE POSITION AND OTHER STATEMENTS OF MANAGEMENT'S BELIEFS, GOALS AND
EXPECTATIONS ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A
OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF
1934, AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS
TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY THE STATEMENTS. WITH
RESPECT TO SUCH FORWARD-LOOKING STATEMENTS, WE CLAIM PROTECTION UNDER THE
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE RISKS AND UNCERTAINTIES
INCLUDE, BUT ARE NOT LIMITED TO, THE ABILITY OF THE COMPANY TO ADD NEW ACCOUNTS,
COMPETITION AND FUTURE OPERATING PERFORMANCE. THE COMPANY DISCLAIMS ANY
OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENT AS A RESULT OF DEVELOPMENTS
OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.

CONFERENCE CALL

A conference call to report operating results for the fourth quarter and fiscal
2004 will be held tomorrow at 11:00 a.m. Eastern Time. It can be accessed over the Internet via NuCO2's web site at WWW.NUCO2.COM. To listen to the live call, please go to the web site at least fifteen minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

                                   NuCO2 Inc.
                            CONDENSED BALANCE SHEETS
                                 (In thousands)

                                 ASSETS                                         June 30, 2004      June 30, 2003
                                                                                -------------      -------------
Current assets:
          Cash and cash equivalents                                               $    505             $    455
          Trade accounts receivable, net of allowance for doubtful
          accounts of $2,095 and $2,299, respectively                                6,141                6,217
          Inventories                                                                  226                  210
          Prepaid expenses and other current assets                                  2,912                1,605
                                                                                  --------             --------
              Total current assets                                                   9,784                8,487
                                                                                  --------             --------

Property and equipment, net                                                         92,969               92,448
                                                                                  --------             --------
          Goodwill & other intangible assets, net                                   25,602               24,717
          Other assets                                                                 181                  194
                                                                                  --------             --------
              Total other assets                                                    25,783               24,911
                                                                                  --------             --------
                 Total assets                                                     $128,536             $125,846
                                                                                  ========             ========
                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
          Current maturities of long-term debt                                    $  6,048             $  2,294
          Accounts payable                                                           4,579                4,095
          Accrued expenses & other current liabilities                               3,760                3,837
                                                                                  --------             --------
              Total current liabilities                                             14,387               10,226

Senior debt, less current maturities                                                30,962               28,659
Long-term subordinated debt                                                         29,163               39,576
Customer deposits                                                                    3,247                3,191
                                                                                  --------             --------
                 Total liabilities                                                  77,759               81,652

Redeemable preferred stock                                                          10,021                9,258

Total shareholders' equity                                                          40,756               34,936
                                                                                  --------             --------
Total liabilities & shareholders' equity                                          $128,536             $125,846
                                                                                  ========             ========

                                   NuCO2 Inc.
                            STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      Three Months Ended              Fiscal Year Ended
                                                                          June 30,                         June 30,
                                                                   -----------------------         -------------------------
                                                                      2004           2003             2004           2003
                                                                   --------        --------        --------        --------
Revenues:
  Product sales                                                    $ 13,111        $ 11,842         $49,900        $ 45,833
  Equipment rentals                                                   7,961           7,448          30,936          28,576
                                                                   --------        --------        --------        --------
Total Revenues                                                       21,072          19,290          80,836          74,409
                                                                   ========        ========        ========        ========

Costs and expenses:
  Cost of products sold, excluding depreciation and amortization      8,495           8,359          33,859          32,047
  Cost of equipment rentals, excluding depreciation and amortization    525             598           2,369           3,513
  Selling, general and administrative expenses                        4,192           3,893          15,722          17,484
  Depreciation and amortization                                       3,753           3,996          15,234          17,167
  Loss on asset disposal                                                192             440           1,242           1,650
                                                                   --------        --------        --------        --------
                                                                     17,157          17,286          68,426          71,861
                                                                   --------        --------        --------        --------
Operating income                                                      3,915           2,004          12,410           2,548

Loss on early extinguishment of debt                                     --              --           1,964              --
Unrealized loss on financial instrument                                  --              --             177              --
Interest expense                                                      2,020           1,742           7,947           7,487
                                                                   --------        --------        --------        --------

Income (loss) before taxes                                            1,895             262           2,322          (4,939)
      Provision for income taxes                                        142              --             142              --
                                                                   --------        --------        --------        --------
Net income (loss)                                                  $  1,753        $    262        $  2,180        $ (4,939)
                                                                   ========        ========        ========        ========
Weighted average number of common and common
      equivalent shares outstanding

         Basic                                                       10,787          10,633          10,689          10,396
                                                                   ========        ========        ========        ========
         Diluted                                                     12,394          10,926          11,819          10,396
                                                                   ========        ========        ========        ========
Net income (loss) per basic share                                  $   0.14        $   0.01        $   0.13        $  (0.54)
                                                                   ========        ========        ========        ========
Net income (loss) per diluted share                                $   0.13        $   0.01        $   0.12        $  (0.54)
                                                                   ========        ========        ========        ========

                                                      RECONCILIATION OF GAAP AND EBITDA

                                                                Three Months Ended                    Fiscal Year Ended
                                                                ------------------                    -----------------
                                                          June 30,                 March 31,               June 30,
                                                  ------------------------        ---------       ------------------------
                                                     2004           2003            2004            2004             2003
                                                  --------        --------        --------        --------        --------
Reconciliation of Net Income to EBITDA
  Net income (loss)                               $  1,753        $    262        $  1,072        $  2,180        $ (4,939)
  Interest expense                                   2,020           1,742           1,980           7,947           7,487
  Depreciation & amortization                        3,753           3,996           3,776          15,234          17,167
  Provision for income taxes                           142              --              --             142              --
  Unrealized loss on financial instrument               --              --             177             177              --
  Loss on early extinguishment of debt                  --              --              --           1,964              --
                                                  --------        --------        --------        --------        --------
                                                  $  7,668        $  6,000        $  7,005        $ 27,644        $ 19,715
                                                  ========        ========        ========        ========        ========

Cash flows provided by (used in):
  Operating activities                            $  7,367        $  4,729        $  6,895        $ 21,657        $ 15,826
  Investing activities                            $ (4,862)       $ (3,279)       $ (4,047)       $(16,595)       $(13,891)
  Financing activities                            $ (2,294)       $ (1,512)       $ (2,758)       $ (5,012)       $ (3,042)

Earnings before interest, taxes, depreciation and amortization ("EBITDA") is one of the principal financial measures by which the Company measures its financial performance. EBITDA is a widely accepted financial indicator used by many investors, lenders and analysts to analyze and compare companies on the basis of operating performance, and the Company believes that EBITDA provides useful information regarding the Company's ability to service its debt and other obligations. However, EBITDA does not represent cash flow from operations, nor has it been presented as a substitute to operating income or net income as indicators of the Company's operating performance. EBITDA excludes significant costs of doing business and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with accounting principles generally accepted in the United States of America. In addition, the
Company's calculation of EBITDA may be different from the calculation used by its competitors, and therefore comparability may be affected. The Company's lenders also use EBITDA to assess the Company's compliance with debt covenants.
These financial covenants are based on a measure that is not consistent with accounting principles generally accepted in the United States of America. Such measure is EBITDA (as defined) as modified by certain defined adjustments